Exhibit 10.16

Texas Association of Realtors®
AGREEMENT BETWEEN BROKERS FOR RESIDENTIAL LEASES
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS® Inc. 2003

CONCERNING THE RESIDENTIAL LEASE OF THE PROPERTY AT 26022 BUDDE RD, SPRING, TX 77380.
SPRING, TX 77380	between
T. D. COX HOMES, LLC	(Landlord) and
POWER 3 MEDICAL - HELEN PARK	(Tenant).

A.	FEE: Listing Broker will pay Other Broker a fee equal to:
☒	(1)	50,000% of one full month’s rent that Tenant is obligated to pay under the above-referenced lease.
☐	(2)	NA% of all rent that Tenant is obligated to pay under the primary term of the above-referenced lease.
☐	(3)	NA .

The fee under this Paragraph A is earned at the time the lease is binding on the parties to the lease and is payable promptly after Tenant pays the first full month’s rent, the prorated rent, and the security deposit.

B.	OTHER FEES:

☐	(1)	Renewals: If the parties to the above-referenced lease renew the lease, Listing Broker will pay Other Broker an additional fee equal to:
	☐	(a) NA% of one full month’s rent that Tenant is obligated to pay under the renewal.
	☐	(b) NA% of all rent that Tenant is obligated to pay under the renewal term.
	☐	(c) NA .

The fee under this Paragraph B(1) is earned when the renewal begins and is payable when Listing Broker receives Listing Broker’s fee for the renewal in accordance with a separate agreement between Landlord and Listing Broker. A “renewal” includes renewals, extensions, and new leases for the Property between the parties to the lease with terms greater than 30 days. This Paragraph B(1) does not apply to month-to-month renewals.

☒	(2)	Sales: If Landlord agrees to sell the Property to Tenant during the term of the lease, including any renewal or extension, Listing Broker will pay Other Broker an additional fee equal to:
	☐	(a) 3,000% of the sales price.
	☐	(b)_____________________________________________________________________________________.

The fee under this Paragraph B(2) is earned when Landlord agrees to sell the Property to Tenant and is payable when Listing Broker receives Listing Broker’s fee for the sale in accordance with a separate agreement between Landlord and Listing Broker. “Sell” means to agree to sell, convey, or transfer a legal or equitable interest (excluding a lease) by written or oral agreement or option.

VIRTUAL-REAL ESTATE			REMAX THE WOODLANDS AND SPRING
Other Broker		License No.		Listing Broker	0475259 License No.
By	/s/ STEPHEN DEMPSEY	5-27-10	By	/s/ MIKE SEDER
	STEPHEN DEMPSEY	Date		MIKE SEDER
2202 TIMBERLOCH PL, STE 200				25511 BUDDE RD #501
Address				Address
THE WOODLANDS, TX 77380				SRPING, TX 77380
City, State, Zip				City, State, Zip
(713) 306-2732		(832) 592-1897		281-602-8820	(281) 362-9496
Phone		Fax		Phone	Fax

Submit IRS Form W-9 (see www.irs.gov) to Listing Broker for payment of fee.

(TAR-2002) 10-14-03			Page 1 of 1
RE/MAX The Woodlands 2520 Research Forest Dr. The Woodlands, TX 77381			HRP
Phone: 281.367.5089	Fax:	Michael Seder	LEASE

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Texas Association of Realtors®
COMMERCIAL LEASE
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2003

Table of Contents

No.	Paragraph Description		Pg.	No.	Paragraph Description	Pg.

1.	Parties		2	22.	Holdover	10
2.	Leased Premises		2	23.	Landlord’s Lien & Security Interest	10
3.	Term		2	24.	Assignment and Subletting	10
	A.	Term		25.	Relocation	11
	B.	Delay of Occupancy		26.	Subordination	11
4.	Rent and Expenses		3	27.	Estoppel Certificates	11
	A.	Base Monthly Rent		28.	Casualty Loss	11
	B.	First Full Month’s Rent		29.	Condemnation	12
	C.	Prorated Rent		30.	Attorney’s Fees	12
	D.	Additional Rent		31.	Representations	12
	E.	Place of Payment		32.	Brokers	12
	F.	Method of Payment		33.	Addenda	13
	G.	Late Charges		34.	Notices	13
	H.	Returned Checks		35.	Special Provisions	13
5.	Security Deposit		4	36.	Agreement of the Parties	14
6.	Taxes		4
7.	Utilities		4	ADDENDA & EXHIBITS (check all that apply)
8.	Insurance		5
9.	Use and Hours		5	☒	Exhibit ‘A’
10.	Legal Compliance		6	☐	Exhibit _______________________________________
11.	Signs		6	☒	Commercial Lease Addendum for Broker’s Fee
12.	Access By Landlord		7	☐	Commercial Lease Expense Reimbursement Addendum
13.	Move-In Condition		7	☐	Commercial Lease Addendum for Extension Option
14.	Move-Out Condition		7	☐	Commercial Lease Addendum for Percentage Rent
15.	Maintenance and Repairs		7	☒	Commercial Lease Parking Addendum
	A.	Cleaning		☐	Commercial Landlord’s Rules and Regulations
	B.	Conditions Caused by a Party		☐	Commercial Lease Guaranty
	C.	Repair & Maintenance Responsibility		☐	Commercial Lease Right of First Refusal Addendum
	D.	Repair Persons		☐	Commercial Lease Addendum for Optional Space
	E.	HVAC Service Contract		☐	Commercial Leasehold Construction Addendum
	F.	Common Areas		☐
	G.	Notice of Repairs		☐
	H.	Failure to Repair
16.	Alterations		9
17.	Liens		9
18.	Liability		9
19.	Indemnity		9
20.	Default		9
21.	Abandonment, Interruption of Utilities,
	Removal of Property & Lockout		10

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____		Page 1 of 14

RE/MAX The Woodlands 2520 Research Forest Dr. The Woodlands, TX 77381
Phone: 281.367.5089	Fax:	Michael Seder	LEASE

Produced with ZipForm® by ZipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

Texas Association of Realtors®

COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Taxas Association of REALTORS®, Inc. 2003

1.	PARTIES: The parties to this lease are:

	Tenant:	POWER 3 MEDICAL - HELEN PARK
; and

	Landlord:	T. D. COX HOMES LLC
.

2.	LEASED PREMISES:

	A.	Landlord leases to Tenant the following described real property, known as the “leased premises,” along with all its improvements (Check only one box):

	☐	(1)	Multiple-Tenant Property: Suite or Unit Number ________________ containing approximately ___________________________________
square feet of rentable area in _________________________________________________________________________ (project name)
at __________________________________________________________________________________________________________
(address) in ________________________________________ (city), _____________________________________________ (county),
Texas, which is legally described on attached Exhibit _________________________________________________________ or as follows:

.

	☒	(2)	Single-Tenant Property: The real property at: 26022 BUDDE RD, SPRING, TX 77380
__________________________________________________________________________________________________ (address) in
SPRING (city), MONTGOMERY (county), Texas, which
is legally described on attached Exhibit ______________________________________________________ or as follows: ____________
LOT 55, SECTION #1 , OAK RIDGE NORTH

.

	B.	If Paragraph 2A(1) applies:
		(1)	“Property” means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and
		(2)	the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3.	TERM:

	A.	Term: The term of this lease is 24 months and 16 days, commencing on:

		JUNE 15, 2010	(Commencement Date) and ending on

		JUNE 30, 2012	(Expiration Date).

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP,____ , and Landlord: TDC, ____	Page 2 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

B.
Delay of Occupancy: If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

	C.	Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body.

4.	RENT AND EXPENSES:

	A.	Base Monthly Rent: On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit 2500.00 or as follows:

from	JUNE 15, 2010	to	JUNE 30, 2010	:		$2,500.00	:
from	JULY 1, 2010	to	JULY 31, 2010	:		$1,250.00	:
from	AUGUST 1, 2010	to	AUGUST 31, 2010	:		$2,500.00	:
from	SEPTEMBER 1, 2010	to	SEPTEMBER 30, 2010	:		$2,500.00	:
from	ETC	to	ETC	:	$	ETC	.

B.	First Full Month’s Rent: The first full base monthly rent is due on or before JUNE 15, 2010

C.
Prorated Rent: If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

D.	Additional Rent: In addition to the base monthly rent and prorated rent. Tenant will pay Landlord all other amounts, as provided by the attached (Check all that apply.):

	☐	(1) Commercial Expense Reimbursement Addendum
	☐	(2) Commercial Percentage Rent Addendum
	☐	(3) Commercial Parking. Addendum
	☐	(4)
All amounts payable under the applicable addenda are deemed to be “rent” for the purposes of this lease.

E.	Place of Payment: Tenant will remit all amounts due Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name:	T D COX HOMES, LLC
Address:	214 NURSERY RD
SPRING, TX 77380

F.	Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant’s failure to make timely payments with good funds.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____	Page 3 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

G.
Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 5% of the amount due. In this paragraph, the mailbox is not the agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord’s acceptance of a late charge doss not waive Landlord’s right to exercise remedies under Paragraph 20.

H.
Returned Checks: Tenant will pay $ 25.00                                   (not to exceed $25) for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5.          SECURITY DEPOSIT:

	A.	Upon execution of this lease, Tenant will pay $ 2,500.00 to Landlord as a security deposit.

B.
Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated.

C.
Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant’s forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease.

6.	TAXES: Unless otherwise agreed by the parties. Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7.	UTILITIES:

	A.	The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities, (check all that apply.)

		N/A	Landlord	Tenant
(1)	Water	☐	☐	☒
(2)	Sewer	☐	☐	☒
(3)	Electric	☐	☐	☒
(4)	Gas	☐	☐	☒
(5)	Telephone	☐	☐	☒
(6)	Trash	☐	☐	☒
(7)	Cable	☐	☐	☒
(8)	VACANT PORTION OF LOT-LAWN MAINT.	☐	☒	☐
(9)	All other utilities	☐	☐	☒

B.
The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord’s prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

(TAR-2101)5-26-06	Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____	Page 4 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

	C.	Notice: Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant’s intended use.

	D.	After-Hours HVAC Charges: “HVAC services” means heating, ventilating, and air conditioning of the leased premises, (check one box only.)

	☒	(1)	Landlord is obligated to provide the HVAC services to the leased premises only during the Property’s operating hours specified under Paragraph 9C.

	☐	(2)
Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant’s request, provide HVAC services to the leased premises during other hours for an additional charge of $                               per hour. Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord’s Invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord’s procedures to make a request to provide the additional HVAC services under this paragraph.

	☐	(3)	Tenant will pay for the HVAC services under this lease.

8.	INSURANCE:

	A.	During all times this lease is in effect, Tenant must, at Tenant’s expense, maintain in full force and effect from an insurer authorized to operate in Taxes:
		(1)	public liability Insurance in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional Insured; and
		(2)	personal property damage Insurance for Tanant’s business operations and contents on the leased premises in an amount sufficient to replace such contents after a casualty loss.

B.
Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage. If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an insurance certificate evidencing the renewal or change.

	C.	If Tenant fails to maintain the required Insurance in full force and effect at all times this lease is in effect, Landlord may:
		(1)	purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or
		(2)	exercise Landlord’s remedies under Paragraph 20.

D.
Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for: (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the Improvements of the Property; and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate.

E.
If there is an increase in Landlord’s insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant’s use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8E will be equal to the actual amount of the increase in Landlord’s insurance premium.

9.	USE AND HOURS:

A.	Tenant may use the leased premises for the following purpose and no other: MEDICAL OFFICES-ADMINISTRATIVE SERVICES

.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ____ ,and Landlord: TDC, ____	Page 5 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

B.
Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the Industry in which Tenant represents it operates.

C.
The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays):___________________________________________________________________________________________________________

.

10.	LEGAL COMPLIANCE:

	A.	Tenant may not use or permit any part of the leased premises or the Property to be used for:
		(1)	any activity which is a nuisance or is offensive, noisy, or dangerous;
		(2)	any activity that interferes with any other tenant’s normal business operations or Landlord’s management of the Property;
(3)
any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners’ association rules, tenants’ association rules, Landlord’s rules or regulations, or this lease;

		(4)	any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance;
(5)
any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;

		(6)	the permanent or temporary storage of any hazardous material; or
(7)

____________________________________________________________________________________________________________ .

B.
“Hazardous material” means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted.

C.
Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant’s Intended use. Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property, Tenant agrees that it is not relying on any warranty or representation made by Landlord, Landlord’s agent, or any broker concerning the use of the leased premises or Property.

11.	SIGNS:

A.
Tenant may not post or paint any signs at, on, or about the leased premises or Property without Landlord’s written consent. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign.

B.
Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property.

C.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant, Any signs that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, _____, and Landlord: TDC, _____	Page 6 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

12.	ACCESS BY LANDLORD:

A.
During Tenant’s normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant’s normal business hours If: (1) entry is made with Tenant’s permission; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant’s business operations when accessing the leased premises.

	B.	During the last 30 days of this lease, Landlord may place a “For Lease” or similarly worded sign in the leased premises.

13.
MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease. Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property.

14.	MOVE-OUT CONDITION AND FORFEITURE OF TENANT’S PERSONAL PROPERTY:

A.
At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B.
If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant’s expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C.
“Surrender” means vacating the leased premises and returning all keys and access devices to Landlord, “Normal wear and tear” means deterioration that occurs without negligence, carelessness, accident, or abuse.

D.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Properly or leased promises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

15.	MAINTENANCE AND REPAIRS:

A.
Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. ☐ Landlord ☒ Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the property type. Tenant will maintain any grease trap on the Property which Tenant uses, Including but not limited to periodic emptying and cleaning, as well as making any modification to the grease trap that may be necessary to comply with any applicable law.

B.
Repairs of Conditions Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party’s guests, patrons, invitees, contractors or permitted subtenants.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ____, and Landlord: TDC, ____	Page 7 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

C.
Repair and Maintenance Responsibility: Except as otherwise provided by this Paragraph 15, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any). The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expanse of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Foundation, exterior walls, roof, and other structural components	☐	☒	☐
(2)	Glass and windows	☐	☒	☐
(3)	Fire protection equipment and fire sprinkler systems	☐	☒	☐
(4)	Exterior & overhead doors, including closure devices, molding locks, and hardware	☐	☒	☐
(5)	Grounds maintenance, including landscaping and irrigation systems	☐	☒	☒
(6)	Interior doors, including closure devices, frames, molding, locks, and hardware	☐	☒	☐
(7)	Parking areas and walks	☐	☒	☐
(8)	Plumbing systems, drainage systems, electrical systems, and mechanical systems, except systems or items specifically designated otherwise	☐	☒	☐
(9)	Ballast and lamp replacement	☐	☒	☐
(10)	Heating, Ventilation and Air Conditioning (HVAC) systems	☐	☒	☐
(11)	Signs and lighting:
	(a) Pylon	☐	☐	☒
	(b) Faoia	☐	☐	☒
	(c) Monument	☐	☐	☒
	(d) Door/Suite	☐	☐	☒
(12)	Extermination and pest control, excluding wood-destroying insects	☐	☐	☒
(13)	Fences and Gates	☐	☒	☐
(14)	Storage yards and storage buildings	☒	☐	☐
(15)	Wood-destroying insect treatment and repairs	☐	☒	☐
(16)	Cranes and related systems	☒	☐	☐
(17)		☐	☐	☐
(18)		☐	☐	☐
(19)	All other items and systems.		☒	☐

D.	Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

E.
HVAC Service Contract: If Tenant maintains the HVAC system under Paragraph 150(10), Tenant ☐ is ☒ is not required to maintain, at its expenses, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties, if Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or exercise Landlord’s remedies under Paragraph 20.

F.
Common Areas: Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant’s use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord’s rules and restrictions. Tenant may not solicit any business in the common areas or interfere with any other person’s right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____	Page 8 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

	G.	Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord’s responsibility to repair. All requests for repairs to Landlord must be in writing.

H.
Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written, notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord’s remedies under Paragraph 20.

16.	ALTERATIONS:

A.
Tenant may not alter, improve, or add to the Property or the leased premises without Landlord’s written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations, modifications, or improvements to the leased premises.

B.
Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord’s consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

C.
If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 16 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16A and 17.

D.
Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord’s property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17.	LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord’s demand; (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18.
LIABILITY: To the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant’s employees, patrons, guests, or invitees for any damages, injuries, or losses to person or property caused by:

	A.	an act, omission, or neglect of: Tenant: Tenant’s agent; Tenant’s guest: Tenant’s employees: Tenant’s patrons: Tenant’s invitees: or any other tenant on the Property:
B.
fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, Interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses.

19.
INDEMNITY: Each party will indemnify and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages. cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by that party or that party’s employees, patrons, guests, or invitees.

20.	DEFAULT:

A.
If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord’s failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord’s non-compliance reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the 30-day period and is diligently pursued.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____	Page 9 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

B.
If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default. If Tenant falls to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default.

C.
If Tenant is in default, Landlord may: (i) terminate Tenant’s right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or lose caused by Tenant’s breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for:

		(1)	any lost rent;
		(2)	Landlord’s cost of reletting the leased premises, Including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;
		(3)	repairs to the leased premises for use beyond normal wear and tear;
		(4)	all Landlord’s costs associated with eviction of Tenant, such as attorney’s fees, court costs, and prejudgment interest;
		(5)	all Landlord’s costs associated with collection of rent such as collection fees, late charges, and returned check charges;
		(6)	cost of removing any of Tenant’s equipment or fixtures left on the leased premises or Property;
(7)
cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant’s employees, patrons, guests, or invitees in the leased premises or Properly;

		(8)	cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property;
		(9)	any other recovery to which Landlord may be entitled under this lease or under law.

21.
ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to; (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant’s property; and (d) “lock-out” of Tenant.

22.
HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be 2 times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23.
LANDLORD’S LIEN AND SECURITY INTEREST: To secure Tenant’s performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant’s nonexempt Tangible personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code. Landlord may file a copy of this lease as a financing statement.

24.
ASSIGNMENT AND SUBLETTING: Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord’s written consent. An assignment of this lease or subletting of the leased premises without Landlord’s written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant’s obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ____ , and Landlord: TDC, ____	Page 10 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

25.	RELOCATION:

☐	A.
By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements. Landlord will pay Tenant’s reasonable out-of-pocket moving expenses for moving to the other location. “Moving expenses” means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant’s office equipment required by the relocation, and printing companies for reprinting Tenant’s stationary and business cards. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.

☒	B.	Landlord may not require Tenant to relocate to another location in the Property without Tenant’s prior consent.

26.	SUBORDINATION:

	A.	This lease and Tenant’s leasehold interest are and will be subject, subordinate, and inferior to:
		(1)	any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes;
		(2)	all advances made under any such lien, encumbrance, or ground lease;
		(3)	the interest payable on any such lien or encumbrance;
		(4)	any and all renewals and extensions of any such lien, encumbrance, or ground lease;
		(5)	any restrictive covenant affecting the leased premises or the Property; and
		(6)	the rights of any owners’ association affecting the leased premises or Property.

B.
Tenant must, on demand, execute a subordination, altornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant’s rights under this lease are recognized by the lien-holder.

27.
ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease.

28.	CASUALTY LOSS:

A.
Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant’s notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B.
If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

C.
If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casually, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

D.
If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: HRP, ____, and Landlord: TDC, ____	Page 11 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

E.
If this lease dose not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29.
CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant’s personal property.

30.
ATTORNEY’S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney’s fees, and all other costs of litigation from the nonprevailing party.

31.	REPRESENTATIONS:

A.
Tenant’s statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default.

B.
Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except: ________________________________

.

C.
Each party and each signatory to this lease represents that: (1) It is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224; (2) It is not acting, directly or indirectly, for or on behalf of a Specially Designated and Blocked Person; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person. Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss, liability or expense as a result of this representation.

32.	BROKERS:

A.	The brokers to this lease are:

	VIRTUAL-REAL ESTATE		REMAX THE WOODLANDS AND SPRING
	Cooperating Broker	License No.	Principal Broker	0475259 License No.

	2202 TIMBERLOCH STE 200		25511 BUDDE RD #501
SPRING, TX 77380
	Address		Address

	(713) 306-2732	(832) 592 -1897	(281) 602-8820	(281) 362-9496
	Phone	Fax	Phone	Fax

	STEPEHEN@ DEMPSEYPROPERTIES.COM		SEDER@MIKESEDER.COM
	E-mail		E-mail

	Cooperating Broker represents Tenant.		Principal Broker: (Check only one box)
			☒	represents Landlord only.
			☐	represents Tenant only.
			☐	is an intermediary between Landlord and Tenant.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, _____, and Landlord: TDC, ____.	Page 12 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

	B.	Fees:

	☒	(1) Principal Broker’s fee will be paid according to: (Check only one box).
		☐	(a) a separate written commission agreement between Principal Broker and:
☐ Landlord ☐ Tenant.
		☒ (b)	the attached Addendum for Broker’s Fee.

	☒	(2) Cooperating Broker’s fee will be paid according to: (Check only one box).
		☐	(a) a separate written commission agreement between Cooperating Broker and:
☐ Principal Broker ☐ Landlord ☐ Tenant.
		☒	(b) the attached Addendum for Broker’s Fee.

33.
ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord’s Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34.	NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant at the leased premises, and a copy to: ______________________________________________________________________________________________________
Address: ____________________________________________________________________________________________
		Phone: ________________________________________________	Fax:	___________________________________________
☐ Tenant also consents to receive notices by e-mail at: ______________________________________________________________________

Landlord at: _____________________________________________________________________________________________________
Address: 214 NURSERY RD, SPRING, TX 77380
		Phone: (281) 364-1800	Fax:	(281) 364-0846
and a copy to: _____________________________________________________________________________________________________
Address: ____________________________________________________________________________________________
		Phone: ________________________________________________	Fax:	___________________________________________
		☐ Landlord also consents to receive notices by e-mail at:	TOM@TDCHOMES.NET

35.	SPECIAL PROVISIONS:

THE TENANTS HAS THE RIGHT TO EXTEND THIS LEASE FOR ANOTHER 2 YEARS AT MARKET PRICING WITH 30 DAYS NOTICE.

THE TENANTS HAVE THE 1ST RIGHT OF REFUSAL TO PURCHASE THE PROPERTY AT ANY TIME DURING THE LEASE AT A PRICE TO BE AGREED UPON AT A FUTURE DATE.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ___ , and Landlord: TDC, ___.	Page 13 of 14

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26022 BUDDE RD, SPRING, TX 77380
Commercial Lease concerning:	SPRING, TX 77380

36.	AGREEMENT OF PARTIES:

	A.	Entire Agreement: This lease containe the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

	B.	Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective hairs, executors, administrators, successors, and permitted assigns.

C.
Joint and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

	D.	Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

E.
Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F.
Waiver: Landlord’s delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

	G.	Quiet Enjoyment: Provided that Tenant is not in default of this lease. Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H.
Force Majeure: If Landlord’s performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord’s control, the time for Landlord’s performance will be abated until after the delay.

	I.	Time: Time is of the essence. The parties require strict compliance with the times for performance.

Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

POWER 3 MEDICAL			T. D. COX HOMES, LLC
Tenant			Landlord
By	/s/ Helen R. Park	5/27/10	By	/s/ Thomas D. Cox
Date			Date
Printed Name	Helen R. Park		Printed Name
Title	CEO		Title

Tenant	Landlord
By	By
Date	Date
Printed Name	Printed Name
Title	Title

(TAR-2101) 5-26-06	Page 14 of 14

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Texas Association of Realtors®
COMMERCIAL LEASE PARKING ADDENDUM
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2006

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 26022 BUDDE RD,
SPRING, TX 77380, SPRING, TX 77380

A.	Parking Type:

	☒	(1)	Common Parking: Tenant and Tenant’s employees may park no more than 8 vehicles on the Property in the common parking areas located on the Property.

	☐	(2)	Restricted Common Parking for Tenants: Tenant and Tenant’s employees may park no more than _______vehicles on the Property in the areas restricted for use by tenants of the Property.

	☐	(3)	Assigned Parking: Tenant’s assigned parking areas are identified as follows:

☐	(a)

.

☐	(b)	as shown on the attached Exhibit________.

B.	In addition to any other rent, Tenant will pay, on or before the first day of each month during the term of the above-referenced lease, $ NA as rent for the parking areas.

C.	Tenant may not assign, sublet, or trade any parking space or parking area.

D.	Tenant may not use any parking spaces or areas on the Property to store any vehicle, boats, trailers, or any other personal property.

E.	Tenant’s guests, patrons, or invitees may park only in those areas designated by Landlord for Tenant’s guests, patrons, or invitees.

F.
Landlord may, but is not obligated to, institute controlled-access systems to the parking areas, including but not limited to systems such as vehicle identification stickers, license numbers, or controlled-access devices. At the time the lease ends, Tenant must return all access devices to Landlord and pay the amounts in (2) and (3) below if Tenant fails to return an access device. If Landlord issues controlled-access devices to Tenant, Tenant will:

(1) promptly report any lost device to Landlord;
(2) reimburse Landlord its cost to replace the lost access device; and
(3) pay Landlord a service fee of $ NA for each lost access device.

(TAR-2107) 5-26-06		Initialed for Identification by Tenant: HRP, and Landlord: TDC,	Page 1 of 2

RE/MAX The Woodlands 2520 Research Forest Dr. The Woodlands, TX 77381
Phone: 281.367.5089	Fax:	Michael Seder	LEASE

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Parking Addendum concerning	26022 BUDDE RD, SPRING, TX 77380, SPRING, TX 77380

G.
If Tenant fails to timely pay the rent stated in Paragraph B, Landlord may: (i) exercise Landlord’s remedies under the default provisions of the lease; or (ii) terminate Tenant’s access to the restricted or assigned parking areas by providing Tenant with not less than 5 days written notice of Landlord’s intent to terminate Tenant’s access. If Landlord terminates Tenant’s access to the parking areas under this paragraph, the parking areas will be deemed to be released by Tenant for all purposes and Landlord may assign or lease the parking areas to others.

H.	Special Provisions:

POWER 3 MEDICAL			T. D. COX HOMES, LLC
Tenant			Landlord

By	/s/ Helen R Park	5/27/10	By	/s/ Thomas D. Cox
Date			Date

Tenant			Landlord

By			By
Date			Date

(TAR-2107) 5-26-06			Page 2 of 2

Produced with ZipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com			[ILLEGIBLE] LEASE

Texas Association of Realtors®
COMMERCIAL LEASE EXHIBIT
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2006

          EXHIBIT                                                  ‘A’

TO COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT
26022 BUDDE RD, SPRING, TX 77380, SPRING, TX 77380

LANDLORD WILL PROVIDE THE FOLLOWING UPDATES TO THE PROPERTY:

1. TUB ENCLOSURE IN LADIES BATHROOM
2. INSTALL LEADED GLASS DOOR FOR FRONT ENTRY
3. UPDATE LIGHT FIXTURE IN ENTRYWAY (NOT BRASS)
4. INSTALL HARDWOOD FLOORING THROUGHOUT (A GOOD QUALITY LAMINATE WOULD ALSO BE ACCEPTABLE)
5. INSTALL A DOOR FROM THE DINING AREA INTO THE KITCHEN
6. INSTALL FRENCH DOORS FROM THE ENTRYWAY TO THE LIVING ROOM (W/FIREPLACE)
7. UPDATE FIREPLACE DOORS (NOT BRASS)
8. REPAIR DAMAGED WOOD TRIM ON EXTERIOR
9. PAINT EXTERIOR AGREED UPON COLOR
10. REPAIR DAMAGED INTERIOR WALLS (NAIL HOLES ETC)
11. PAINT INTERIOR AGREED UPON COLOR
12. REPLACE BROKEN “WHEELCHAIR RAMP”
13. INSTALL GARAGE DOOR OPENER ON EASTERN GARAGE DOOR
14. REPLACE WORN DOOR SILLS
15. INSTALL FENCING FROM SOUTH EAST CORNER OF THE MAIN BUILDING AT A RIGHT ANGLE CONNECTING TO THE SOUTH EAST CORNER OF THE GARAGE.
16. INSTALL PARKING FOR AT LEAST 8 VEHICLES
17. REMOVE STAINS FROM BATHROOM SINKS OR REPLACE SINKS
18. INSTALL DOOR BETWEEN EAST BEDROOM AND HALL
19. REPAIR OR REPLACE GATE, MUST LATCH CLOSED
20. REMOVE DEAD TREES ON PROPERTY

POWER 3 MEDICAL			T. D. COX HOMES, LLC
Tenant			Landlord

By	/s/ Helen R Park	5/27/10	By	/s/ Thomas D. Cox	5-28-10
Date				President	Date

Tenant			Landlord

By			By
Date			Date

(TAR-2115) 5-26-06			Page 1 of 1
RE/MAX The Woodlands 2520 Research Forest Dr. The Woodlands TX 77381
Phone: 281.367.5089	Fax:	Michael Seder	LEASE

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